UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 13, 2008

WITS BASIN PRECIOUS MINERALS INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-12401	84-1236619
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN 55402
(Address of principal executive offices) (Zip Code)

(612) 349-5277
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) Financing arrangement with Platinum Long Term Growth V, LLC

On February 13, 2008, Wits Basin Precious Minerals Inc. (the “Registrant”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated February 11, 2008 with Platinum Long Term Growth V, LLC, a Delaware limited liability company (“Platinum”), pursuant to which the Registrant issued to Platinum a 10% Senior Secured Convertible Promissory Note in the principal amount of $1,020,000 (the “Note”). The Note has a maturity date of February 11, 2009. The Note is convertible at the option of the holder at any time into shares of Registrant’s common stock at an initial conversion price of $0.18 per share. The conversion price is further subject to weighted-average anti-dilution adjustments in the event the Registrant issues equity or equity-linked securities at a price below the then-applicable conversion price. The Note accrues interest at a rate of 10% per annum, and such interest is payable on a quarterly basis commencing March 31, 2008, with the principal balance of the Note, together with any accrued and unpaid interest thereon, due and payable on the maturity date. At any time after August 11, 2008, if the seven trailing trading day volume-weighted average price (“VWAP”) of the Registrant’s common stock is less than $0.30 per share (as appropriately adjusted for any splits, combinations or like events relating to the common stock), Platinum shall have the option to (i) require the Registrant to prepay in cash all or any portion of the Note at a price equal to 115% of the aggregate principal amount to be repaid together with accrued and unpaid interest or (ii) demand that all or a portion of the Note be converted into common stock at a conversion price equal to the lesser of the then-applicable conversion price or 85% of the lowest VWAP for the 10 trading days preceding such demand. Subject to certain conditions, if, between August 11, 2008 and February 11, 2009, the Registrant’s common stock exceeds $0.50 per share for a period of 20 consecutive trading days, the Registrant will be entitled to require the holder of the Note to convert the outstanding balance of the Note at the applicable conversion price.

The Registrant’s obligations under the Note are secured by a first priority security interest in all of the Registrant’s assets with the exception of the Registrant’s equity interests and assets held in China Global Mining Resources Ltd., a British Virgin Islands corporation (“China Global BVI”), China Global Mining Resources Ltd., a Hong Kong corporation (“China Global HK”), and Wits-China Acquisition Corp., a Minnesota corporation (“Wits China”), to the extent such entities or assets are located in or relate to China and are subject to a lien in favor of China Gold LLC. Platinum’s security interest includes Registrant’s equity interest in Gregory Gold Producers, Inc. and Kwagga Gold (Barbados) Limited. The Registrant also delivered to Platinum a guaranty of Gregory Gold Producers (the “Subsidiary Guaranty”).

Pursuant to the Purchase Agreement, the Registrant also issued Platinum a five-year warrant to purchase 2,500,000 shares of Registrant’s common stock at an exercise price of $0.35 per share (the “Warrant”). The Warrant provides for cashless exercise at any time after August 11, 2008, and further provides for a weighted-average anti-dilution adjustment to the exercise price in the event the Registrant issues equity or equity-linked securities at a price below the then-applicable exercise price.

As additional consideration pursuant to the terms of the Purchase Agreement, the Registrant agreed to accelerate the vesting of a previously issued warrant to purchase 3,000,000 shares of the Registrant’s common stock that was transferred to Platinum at closing, such that all shares underlying such warrant are immediately exercisable. The Registrant provided Platinum piggy-back registration rights relating to the shares of common stock issuable upon conversion of the Note and exercise of the Warrant. The Purchase Agreement and other transaction documents contain standard representations, warranties, and covenants of the parties.

Neither the securities offered and sold in the private placement nor the shares of common stock underlying such securities were registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Registrant offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 promulgated thereunder. The Registrant relied on this exemption and/or the safe harbor rule thereunder based on the fact that (i) the purchaser had knowledge and experience in financial and business matters such that it was capable of evaluating the risks of the investment, and (ii) the Registrant has obtained representations from the purchaser indicating that it was an accredited investor and purchasing for investment only.

Copies of the Purchase Agreement, the Note, the Security Agreement, the Subsidiary Guaranty and the Warrant are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 4.1, respectively, and are incorporated herein by reference.

(b) Modification of Security Documents with China Gold, LLC

As consideration for the execution and delivery of a Consent and Waiver of China Gold, LLC relating to the Registrant’s entry into the Purchase Agreement and related agreements with Platinum, the Registrant entered into an Amended and Restated Pledge Agreement between the Registrant and China Gold, whereby the Registrant pledged as a security interest in favor of China Gold, LLC its equity interest in China Global BVI and China Global HK. Additionally, the Registrant agreed to deliver a guaranty of China Global BVI and China Global HK and subsidiary security agreements of China Global BVI, China Global HK and Wits-China. A copy of the Amended and Restated Pledge Agreement is filed herewith as Exhibit 10.5, and is incorporated herein by reference.

The Consent and Waiver of China Gold, LLC and the entry into the security documents referenced in this Item 1.01(b) disclosure by the Registrant and its subsidiaries are pursuant to the terms of that certain Convertible Note Purchase Agreement (the “CNPA”) dated April 10, 2007 by and between the Registrant and China Gold, LLC, as amended. The Amended and Restated Pledge Agreement amends and restates the terms of that certain Pledge Agreement (the “Original Pledge”) entered into with China Gold, LLC pursuant to the CNPA. The terms of the CNPA, Original Pledge and related transaction documents entered into between the parties were originally disclosed by the Registrant in a Current Report on Form 8-K filed on April 16, 2007, with the amendment to the CNPA filed in a subsequent Current Report on Form 8-K filed on June 25, 2007.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01(a) above is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Warrant to Purchase 2,500,000 Shares of Wits Basin Precious Minerals Inc. Common Stock issued in favor of Platinum Long Term Growth V, LLC
10.1	Note and Warrant Purchase Agreement dated February 11, 2008 by and between Wits Basin Precious Minerals Inc. and Platinum Long Term Growth V, LLC
10.2
10% Senior Secured Convertible Promissory Note of Wits Basin Precious Minerals Inc. dated as of February 11, 2008 in the principal amount of $1,020,000 issued in favor of Platinum Long Term Growth V, LLC.

10.3	Security Agreement dated February 11, 2008 by and between Wits Basin Precious Minerals Inc. and Platinum Long Term Growth V, LLC.
10.4	Subsidiary Guaranty of Gregory Gold Producers, Inc. dated February 11, 2008 in favor of Platinum Long Term Growth V, LLC.
10.5	Amended and Restated Pledge Agreement dated February 7, 2008 by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WITS BASIN PRECIOUS MINERALS INC.

Date: February 20, 2008	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

4.1	Warrant to Purchase 2,500,000 Shares of Wits Basin Precious Minerals Inc. Common Stock issued in favor of Platinum Long Term Growth V, LLC

10.1	Note and Warrant Purchase Agreement dated February 11, 2008 by and between Wits Basin Precious Minerals Inc. and Platinum Long Term Growth V, LLC

10.2
10% Senior Secured Convertible Promissory Note of Wits Basin Precious Minerals Inc. dated as of February 11, 2008 in the principal amount of $1,020,000 issued in favor of Platinum Long Term Growth V, LLC.

10.3	Security Agreement dated February 11, 2008 by and between Wits Basin Precious Minerals Inc. and Platinum Long Term Growth V, LLC.

10.4	Subsidiary Guaranty of Gregory Gold Producers, Inc. dated February 11, 2008 in favor of Platinum Long Term Growth V, LLC.

10.5	Amended and Restated Pledge Agreement dated February 7, 2008 by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.